Dear Valued Customer,

Inside this book you will find the semi-annual reports dated June 30, 2004 for the thirty-three investment subaccounts available through your Kansas City Life Century II variable contract.

"Mixed signals" appear to be words of the day when describing our current economic outlook. While many economic indicators over the past year have been positive, increasing oil prices, the rise in federal interest rates, and continuing terrorism concerns have tempered what was hoped to be a recovery from the recent post-9/11 recession. As a guarded optimism for the future clashes head on with not too distant memories of difficult times, keeping a rational, steady hand is crucial, and the experienced guidance of a financial professional is as valuable as it has ever been.

Going forward, investment decisions should be based on the need to fund particular financial milestones against the time available to reach those events. Be candid with your registered representative and realistic about your expectations when planning for the future.

Please call your registered representative or Kansas City Life at 1-800-616-3670 if you have questions about the Semi-Annual Report of Funds or your Century II variable contract. You can also access information about your Century II variable contract(s) at www.kclife.com.

We appreciate your business and thank you for the trust you have placed in us. Kansas City Life remains committed to helping customers build a financially sound future for themselves and their families.

Sincerely,
/s/R. Philip Bixby
R. Philip Bixby, President and CEO

Kansas City Life's Variable Product Series are distributed through Sunset Financial Services, Inc.,
3520 Broadway, Kansas City, MO 64111, (816) 753-7000 (OSJ), Member NASD/SIPC